EXHIBIT 2.9

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of February 12, 2013 (the or this “Amendment”) to the Note Purchase and Guarantee Agreement (as defined below) is among CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”), CHICAGO BRIDGE & IRON COMPANY N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and, together with the Company, the “Obligors”), and each of the institutions set forth on the signature pages to this Amendment (collectively, the “Noteholders”).

R E C I T A L S:

A. The Obligors and each of the Noteholders have heretofore entered into the Note Purchase and Guarantee Agreement dated as of December 27, 2012 (the “Note Purchase Agreement”), pursuant to which the Company issued (i) U.S.$150,000,000 aggregate principal amount of its 4.15% Senior Notes, Series A, due December 27, 2017, (ii) U.S.$225,000,000 aggregate principal amount of its 4.57% Senior Notes, Series B, due December 27, 2019, (iii) U.S.$275,000,000 aggregate principal amount of its 5.15% Senior Notes, Series C, due December 27, 2022, and U.S.$150,000,000 aggregate principal amount of its 5.30% Senior Notes, Series D, due December 27, 2024.

B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Obligors and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1. AMENDMENT.

The definition of “Priority Debt” in Schedule B of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries (other than the Company), including all of their Guaranties of Indebtedness of any Obligor, but excluding (v) Indebtedness owing to any Obligor or any other Subsidiary, (w) Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness has not been incurred in contemplation of such person becoming a Subsidiary, (x) the Subsidiary Guarantees and all Guaranties of Indebtedness of any

Obligor by any Subsidiary which has also guaranteed the Notes, (y) the undrawn portion of any Performance Letters of Credit and obligations with respect to all reimbursement agreements related thereto and (z) Indebtedness of any Subsidiary under any Credit Agreement which has also guaranteed the Notes, and (ii) all Indebtedness of any Obligor and their Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (m), inclusive, of Section 10.6.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

Section 2.1. To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each Obligor represents and warrants to the Noteholders that:

(a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the Note Purchase Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by such Obligor of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, any Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

(e) all of the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by such Obligor on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or due solely as a result of actions taken by the Obligors in accordance with the covenants set forth in the Note Purchase Agreement.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

Section 3.1. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a) executed counterparts of this Amendment, duly executed by the Obligors and the holders of not less than 51% of the outstanding principal of the Notes and consented to by the Subsidiary Guarantors shall have been delivered to the Noteholders;

(b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

(c) the Obligors shall have paid the fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

Upon receipt of all of the foregoing, this Amendment shall become effective.

SECTION 4. MISCELLANEOUS.

Section 4.1. This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2. Each Subsidiary Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under its Subsidiary Guarantee, and (c) agrees that this Amendment and all documents delivered in connection herewith do not operate to reduce or discharge its obligations under the Note Purchase Agreement or its Subsidiary Guarantee.

Section 4.3. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

Section 4.4. The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.5. This Amendment shall be governed by and construed in accordance with New York law.

[Remainder of Page Intentionally Blank]

The execution hereof by you shall constitute a contract among us for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Very truly yours,

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as the Company

By	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY N.V., as the Parent Guarantor

By: Chicago Bridge & Iron Company B.V., as its Managing Director

By	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

[Signature Page to First Amendment]

Consented to by the Subsidiary Guarantors:

CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

CB&I INC.

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

[Signature Page to First Amendment]

A&B BUILDERS, LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

ASIA PACIFIC SUPPLY COMPANY

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

CBI AMERICAS LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

CSA TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

CB&I WOODLANDS L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

CB&I COMPANY LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

[Signature Page to First Amendment]

CENTRAL TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

HBI HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

[Signature Page to First Amendment]

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

MATRIX MANAGEMENT SERVICES, L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

[Signature Page to First Amendment]

CBI VENEZOLANA, S.A.

By:	/s/ Kenneth L. Schmidt
Name: Kenneth L. Schmidt
Title: President

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ Kenneth L. Schmidt
Name: Kenneth L. Schmidt
Title: Legal Representative

CBI CONSTRUCCIONES S.A.

By:	/s/ Kenneth L. Schmidt
Name: Kenneth L. Schmidt
Title: Alternate Director

CB&I (EUROPE) B.V.

By:	/s/ Raymond Buckley
Name: Raymond Buckley
Title: Managing Director

CBI EASTERN ANSTALT

By:	/s/ Douglas Arthur Willard
Name: Douglas Arthur Willard
Title: Director

[Signature Page to First Amendment]

CBI LUXEMBOURG S.a.r.L.

By:	/s/ Sergio Lopez
Name: Sergio Lopez
Title: Authorized Signatory

CMP HOLDINGS B.V.

By:	/s/ Kevin J. Forder
Name: Kevin J. Forder
Title: Director

CBI CONSTRUCTORS PTY LTD

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CBI ENGINEERING AND CONSTRUCTION CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ Raymond Buckley
Name: Raymond Buckley
Title: Chairman

CBI (PHILIPPINES), INC.

By:	/s/ Peter K. Bennett
Name: Peter K. Bennett
Title: President

CBI OVERSEAS, LLC

By:	/s/ Walter Browning
Name: Walter Browning
Title: Secretary

[Signature Page to First Amendment]

CBI CONSTRUCTORS (PNG) PTY, LIMITED

By:	/s/ Ross Adame
Name: Ross Adame
Title: Director

CBI CONSTRUCTORS LIMITED

By:	/s/ Kevin J. Forder
Name: Kevin J. Forder
Title: Authorized Signatory

CB&I HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin J. Forder
Name: Kevin J. Forder
Title: Authorized Signatory

CB&I UK LIMITED

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CB&I LUMMUS CREST LTD.

By:	/s/ L.T.M. Kester
Name: L.T.M. Kester
Title: Managing Director

[Signature Page to First Amendment]

CB&I MALTA LIMITED

By:	/s/ L.T.M. Kester
Name: L.T.M. Kester
Title: Secretary

LUTECH RESOURCES LIMITED

By:	/s/ L.T.M. Kester
Name: L.T.M. Kester
Title: Managing Director

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ Imre A. Csoti
Name: Imre A. Csoti
Title: Director

CB&I NEDERLAND B.V.

By:	/s/ Kevin J. Forder
Name: Kevin J. Forder
Title: Authorized Signatory

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Geoffrey Loft
Name: Geoffrey Loft
Title: Authorized Signatory

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Geoffrey Loft
Name: Geoffrey Loft
Title: Authorized Signatory

[Signature Page to First Amendment]

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Geoffrey Loft
Name: Geoffrey Loft
Title: Authorized Signatory

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Douglas Arthur Willard
Name: Douglas Arthur Willard
Title: Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ John R. Albanese, Jr.
Name: John R. Albanese, Jr.
Title: Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ Kevin J. Forder
Name: Kevin J. Forder
Title: Managing Director

CB&I FINANCE COMPANY LIMITED

By:	/s/ Kevin J. Forder
Name: Kevin J. Forder
Title: Authorized Signatory

[Signature Page to First Amendment]

CB&I OIL & GAS EUROPE B.V.

By:	/s/ Kevin J. Forder
Name: Kevin J. Forder
Title: Managing Director

CBI COLOMBIANA S.A.

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

LUMMUS INTERNATIONAL CORPORATION

By:	/s/ John R. Albanese, Jr.
Name: John R. Albanese, Jr.
Title: Vice President & Treasurer

HUA LU ENGINEERING CO., LTD.

By:	/s/ John R. Albanese, Jr.
Name: John R. Albanese, Jr.
Title: Vice President & Treasurer

LUMMUS CATALYST COMPANY LTD.

By:	/s/ John R. Albanese, Jr.
Name: John R. Albanese, Jr.
Title: Vice President & Treasurer

[Signature Page to First Amendment]

LUMMUS OVERSEAS CORPORATION

By:	/s/ John R. Albanese, Jr.
Name: John R. Albanese, Jr.
Title: Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES

By:	/s/ John R. Albanese, Jr.
Name: John R. Albanese, Jr.
Title: Managing Committee Member

LUMMUS TECHNOLOGY INC.

By:	/s/ John R. Albanese, Jr.
Name: John R. Albanese, Jr.
Title: Senior Vice President, Treasurer & CFO

CBI SERVICES, INC.

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By:	/s/ Robert Havlick
Name: Robert Havlick
Title: Authorized Signatory

[Signature Page to First Amendment]

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ Sergio Lopez
Name: Sergio Lopez
Title: Managing Director

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:	/s/ Godofredo Follmer
Name: Godofredo Follmer
Title: Managing Director

CB&I LUMMUS GMBH

By:	/s/ Martin Hannich
Name: Martin Hannich
Title: Authorized Signatory

CB&I S.R.O.

By:	/s/ Hynek Jicinsky
Name: Hynek Jicinsky
Title: Managing Director

CBI PERUANA S.A.C.

By:	/s/ Peter Rano
Name: Peter Rano
Title: General Manager

HORTON CBI LIMITED

By:	/s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

[Signature Page to First Amendment]

CBI (NIGERIA) LIMITED

By:	/s/ Peter K. Bennett
Name: Peter K. Bennett
Title: Secretary

CB&I SINGAPORE PTE LTD.

By:	/s/ Jeremy Luke-Taylor
Name: Jeremy Luke-Taylor
Title: Director

[Signature Page to First Amendment]

Accepted and Agreed to:

AMERICAN HOME ASSURANCE COMPANY
CHARTIS PROPERTY CASUALTY COMPANY
COMMERCE AND INDUSTRY INSURANCE COMPANY
NEW HAMPSHIRE INSURANCE COMPANY
THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
AMERICAN GENERAL LIFE INSURANCE COMPANY (S/B/M TO SUNAMERICA LIFE INSURANCE COMPANY)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
AMERICAN GENERAL LIFE INSURANCE COMPANY (S/B/M TO WESTERN NATIONAL LIFE INSURANCE COMPANY)
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:	/s/ Lorri J. White
Name: Lorri J. White
Title: Managing Director

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

SECURITY BENEFIT LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

WILTON REASSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

TEXAS LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

WILTON REASSURANCE COMPANY OF NEW YORK

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

WILSHIRE INSTITUTIONAL MASTER FUND SPC- GUGGENHEIM ALPHA SEGREGATED PORT

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

RETIREMENT SYSTEM OF THE TENNESSEE VALLEY AUTHORITY

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

SECURITY INCOME FUND - MACRO OPPORTUNITIES SERIES

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

SECURITY INCOME FUND-TOTAL RETURN BOND SERIES

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

EQUITRUST LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

HORACE MANN LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

SECURITY INCOME FUND - U.S. INTERMEDIATE BOND SERIES

By: Security Investors, LLC as Investment Adviser

By:	/s/ Amy J. Lee
Name: Amy J. Lee
Title: Senior Vice President

SBL FUND — SERIES E

By: Security Investors, LLC as Investment Adviser

By:	/s/ Amy J. Lee
Name: Amy J. Lee
Title: Senior Vice President

THE CALIFORNIA ENDOWMENT

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Anne B. Walsh
Name: Anne B. Walsh
Title: Senior Managing Director

RYDEX SERIES FUNDS - LONG SHORT INTEREST RATE STRATEGY FUND

By: Security Investors, LLC as Investment Adviser

By:	/s/ Amy J. Lee
Name: Amy J. Lee
Title: Senior Vice President

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

UNITED SERVICES AUTOMOBILE ASSOCIATION
CATASTROPHE REINSURANCE COMPANY
USAA CASUALTY INSURANCE COMPANY
USAA GENERAL INDEMNITY COMPANY
GARRISON PROPERTY & CASUALTY INSURANCE COMPANY

By:	/s/ Donna J. Baggerly
Name: Donna J. Baggerly
Title: Vice President

USAA LIFE INSURANCE COMPANY

By:	/s/ John Spear
Name: John Spear
Title: Vice President

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

METLIFE INVESTORS INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

FIRST METLIFE INVESTORS INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

GENERAL AMERICAN LIFE INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

METLIFE INVESTORS USA INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

METLIFE INSURANCE COMPANY OF CONNECTICUT
by Metropolitan Life Insurance Company, its Investment Manager

METROPOLITAN LIFE INSURANCE COMPANY

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

METLIFE ALICO LIFE INSURANCE K.K.
by MetLife Investment Management, LLC, its Investment Manager

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

By:	/s/ Howard Stern
Name: Howard Stern
Its Authorized Agent

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY

By:	ING Investment Management LLC, as Agent

By:	/s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Senior Vice President

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

By:	/s/ Thomas Cunningham
Thomas Cunningham
Vice President

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Karl Spaeth, Jr. CFA
Name: Karl Spaeth, Jr. CFA
Title: Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Karl Spaeth, Jr. CFA
Name: Karl Spaeth, Jr. CFA
Title: Vice President

[Signature Page to First Amendment to Note Purchase Agreement]

Chicago Bridge & Iron

Accepted and Agreed to:

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Mary Beth Cadle
Mary Beth Cadle
Authorized Signatory

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
Name: John B. Wheeler
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
Name: John B. Wheeler
Title: Managing Director

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Senior Vice President

MUTUAL OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Senior Vice President

COMPANION LIFE INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: An Authorized Signer

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Group Head — Private Placements

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

CMFG LIFE INSURANCE COMPANY
CMFG LIFE INSURANCE COMPANY-MODCO
CUMIS INSURANCE SOCIEITY, INC.

By:	MEMBERS Capital Advisors, Inc.
Acting as Investment Advisor

By:	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Managing Director, Investments

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

AMERICAN HEALTH AND LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Nelson Correa
Name: Nelson Correa
Title: Senior Managing Director, Private Placements

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Nelson Correa
Name: Nelson Correa
Title: Its Duly Authorized Officer

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name: David Divine
Title: Portfolio Manager

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

[Signature Page to First Amendment to Note Purchase Agreement]

Accepted and Agreed to:

PAN-AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Lisa Baudot
Name:	Lisa Baudot
Title:	Vice President, Securities

[Signature Page to First Amendment to Note Purchase Agreement]